SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-COMMONWEALTH TEL ENT

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                10/30/98           15,000            24.4792
          GAMCO INVESTORS, INC.
                                10/26/98              800            22.2500
                                10/29/98            5,000            23.9250
                                10/30/98           10,600            24.2005
          GABELLI ASSOCIATES LTD

                                10/26/98            1,000-           23.2500
                                10/26/98            5,000            21.3587
                                10/27/98            2,000-           24.0000
          GABELLI ASSOCIATES FUND
                                11/02/98            2,200-           25.0653
                                10/26/98           18,000            21.3424


















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.



                                               SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-COMMONWEALTH TEL CLB

          GABELLI FUNDS, INC.
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                11/03/98              500            26.5400
                                10/26/98              100            26.0000
                                10/26/98              100            23.0000
          GAMCO INVESTORS, INC.
                                10/26/98              500            23.2500
























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.